EXHIBIT 10.50

THIRD AMENDMENT TO THE

AMENDED AND RESTATED

CREDIT AND SECURITY AGREEMENT

AMONG

CITIZENS BANK OF MASSACHUSETTS

(AS LENDER AND AS AGENT)

AND

THE FINANCIAL INSTITUTIONS PARTY HERETO FROM TIME TO TIME

(AS LENDERS)

WITH

PC CONNECTION, INC.

(AS BORROWER)

AND

GOVCONNECTION, INC.

MERRIMACK SERVICES CORPORATION

PC CONNECTION SALES CORPORATION

PC CONNECTION SALES OF MASSACHUSETTS, INC.

MOREDIRECT, INC.

(AS GUARANTORS)

THIRD AMENDMENT TO THE AMENDED AND RESTATED

REVOLVING CREDIT AND SECURITY AGREEMENT

THIS THIRD AMENDMENT TO THE AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT (this “Third Amendment”) made as of this 1st day of October 2003, by and among PC Connection Inc., a corporation organized under the laws of the State of Delaware (the “Borrower”), GovConnection, Inc., a corporation organized under the laws of the State of Maryland, Merrimack Services Corporation, a corporation organized under the laws of the State of Delaware, PC Connection Sales Corporation, a corporation organized under the laws of the State of Delaware, PC Connection Sales of Massachusetts, Inc., a corporation organized under the laws of the State of Delaware, MoreDirect, Inc., a corporation organized under the laws of the State of Florida (each a “Guarantor” and collectively the “Guarantors”), the financial institutions which are now or which hereafter become a party hereto (collectively, the “Lenders” and individually a “Lender”) and Citizens Bank of Massachusetts (“Citizens”), as agent for Lenders (Citizens, in such capacity, the “Agent”). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement (as defined below).

Recitals

WHEREAS, the Borrower, the Guarantors, the Lenders and the Agent are parties to an Amended and Restated Credit and Security Agreement dated as of May 31, 2002 (the “Credit Agreement”);

WHEREAS, the Borrower desires to amend its existing credit facility with the Agent to extend the term of the Credit Agreement;

WHEREAS, the Borrower desires to amend its existing credit facility with the Agent to provide an additional $20 million of financing to the Borrower; and

WHEREAS, the Agent has agreed to amend its existing credit facility with the Borrower under the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereby amend the Credit Agreement as follows:

Section 1. Amendments to Credit Agreement.

(a) Article II of the Credit Agreement is hereby amended by adding the following Section 2.19 at the end thereof:

“Section 2.19 Increase of Commitments. The Borrower shall have the right, but not the obligation, to increase the Maximum Advance Amount by an aggregate amount not to exceed $20,000,000 under terms and conditions identical to those of the Revolving Advances, such additional amounts to be provided by existing Lenders or other persons who become Lenders in connection therewith; provided that no existing Lender shall be obligated to provide any such Advance in connection with the increase in the Maximum Advance Amount.”

(b) Article XIII of the Credit Agreement is hereby amended by deleting the phrase “June 30, 2004” in the first sentence of Section 13.1 in its entirety and substituting therefore the phrase “December 31, 2005”.

Section 2. Effectiveness; Conditions to Effectiveness. This Third Amendment will become effective upon execution hereof by the Borrower and the Agent and satisfaction of the following conditions:

(a) The Agent shall have received a copy of the resolutions in form and substance reasonably satisfactory to the Agent, of the Board of Directors of Borrower authorizing the execution, delivery and performance of this Third Amendment certified by the Secretary or an Assistant Secretary of Borrower as of the date hereof; and, such certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded as of the date of such certificate.

(b) The Agent shall have received a certificate of the Secretary or an Assistant Secretary of Borrower, dated as of the date hereof, as to the incumbency and signature of the officers of Borrower executing this Third Amendment, any certificate or other documents to be delivered by it pursuant hereto, together with evidence of the incumbency of such Secretary or Assistant Secretary.

(c) The Agent shall have received a copy of the resolutions in form and substance reasonably satisfactory to the Agent, of the Board of Directors of each of the Guarantors authorizing the execution, delivery and performance of this Third Amendment certified by the Secretary or an Assistant Secretary of each of the Guarantors as of the date hereof and, such certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded as of the date of such certificate.

(d) The Agent shall have received a certificate of the Secretary or an Assistant Secretary of each of the Guarantors, dated as of the date hereof, as to the incumbency and signature of the officers of each of the Guarantors executing this Third Amendment, any certificate or other documents to be delivered by it pursuant hereto, together with evidence of the incumbency of such Secretary or Assistant Secretary.

(e) Other documents, instruments, certificates or information that the Agent may reasonably request.

Section 3. Miscellaneous.

(a) Borrower shall pay to Agent for the benefit of the Lenders a fee of $45,000, which shall be fully earned and nonrefundable upon Borrower’s payment of the fee.

(b) The Borrower and each Guarantor hereby confirms to the Agent that the representations and warranties of the Borrower and each Guarantor set forth in Article V of the Credit Agreement (as amended from time to time) are true and correct as of the date hereof (other than those representations and warranties made as of a certain date), as if set forth herein in full.

(c) The Borrower and each Guarantor has reviewed the provisions of this Third Amendment and all documents executed in connection therewith or pursuant thereto or incident or collateral hereto or thereto from time to time and there is no Event of Default thereunder, and no condition which, with the passage of time or giving of notice or both, would constitute an Event of Default thereunder.

(d) The Borrower and each Guarantor agrees that each of the Documents shall remain in full force and effect after giving effect to this Third Amendment. This Third Amendment shall be deemed to be a Document.

(e) This Third Amendment represents the entire agreement among the parties hereto relating to this Third Amendment, and supersedes all prior understandings and agreements among the parties relating to the subject matter of this Third Amendment.

(f) The Borrower and each Guarantor represents and warrants that neither the execution, delivery or performance by the Borrower and each such Guarantor of any of the obligations contained in this Third Amendment or in any Document requires the consent, approval or authorization of any person or governmental authority or any action by or on account of with respect to any person or governmental authority.

(g) The Borrower and each Guarantor waives and releases any claims it may have against, and forever discharges, the Agent and its officers, directors, agents, attorneys, employees, successors and assigns (the “Releasees”) from any claims and causes of action arising out of the transactions referred to or contemplated in any way by the Documents and this Third Amendment or otherwise, including without limitation, claims or defenses it may have to the effect that the Releasees may have in any way acted or failed to act in any manner as to cause injury to the Borrower or anyone claiming by or through them.

(h) The Borrower agrees to pay on demand all of the Agent’s reasonable expenses in preparing, executing and delivering this Third Amendment, and all related instruments and documents, including, without limitation, the reasonable fees and out-of-pocket expenses of the Agent’s counsel and all reasonable travel related expenses of the Agent in connection with any field audits or otherwise. This Third Amendment shall be a Document and shall be governed by and construed and enforced under the laws of the Commonwealth of Massachusetts.

[INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment under seal as of the date first set forth above.

PC CONNECTION, INC., as Borrower

By:	/s/ Mark Gavin
Name:	Mark Gavin
Title:	CFO

GOVCONNECTION, INC., as Guarantor

By:	/s/ Gary Sorkin
Name:	Gary Sorkin
Title:	President

MERRIMACK SERVICES CORPORATION, as Guarantor

By:	/s/ Jack L. Ferguson
Name:	Jack L. Ferguson
Title:	Treasurer

PC CONNECTION SALES CORPORATION, as Guarantor

By:	/s/ Peter Cannone
Name:	Peter Cannone
Title:	Vice President

PC CONNECTION SALES OF MASSACHUSETTS, INC., as Guarantor

By:	/s/ Robert Wilkins
Name:	Robert Wilkins
Title:	President

MOREDIRECT, INC., as Guarantor

By:	/s/ Scott Modist
Name:	Scott Modist
Title:	CFO

CITIZENS BANK OF MASSACHUSETTS, as Lender and as Agent

By:	/s/ Michael S. St. Jean
Name:	Michael S. St. Jean
Title:	Vice President

28 State Street
13th Floor
Boston, Massachusetts 02109

Commitment Percentage: 55.56%

FLEET NATIONAL BANK

By:	/s/ Kenneth R. Sheldon
Name:	Kenneth R. Sheldon
Title:	Vice President

1155 Elm Street
Manchester, NH 03101
Commitment Percentage: 22.22%

GE COMMERCIAL DISTRIBUTION FINANCE CORPORATION

By:	/s/ David J. Lynch
Name:	David J. Lynch
Title:	Vice President - Operations

625 Maryville Centre Drive, 3rd Floor
St. Louis, Missouri 63141-9548
Commitment Percentage: 22.22%

STATE OF New Hampshire

COUNTY OF Hillsborough

On this 22nd day of September, 2003, before me personally came Mark Gavin, to me known, who, being by me duly sworn, did depose and say that he is the CFO of PC Connection, Inc., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the board of directors of said corporation.

Given under my hand and seal at Merrimack, NH this 22nd day of September, 2003.

Notary Public	/s/ Delores P Collins
My Commission Expires:	January 20, 2004

STATE OF New Hampshire

COUNTY OF Hillsborough

On this 22nd day of September, 2003, before me personally came Gary Sorkin, to me known, who, being by me duly sworn, did depose and say that he is the President of GovConnection, Inc., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the board of directors of said corporation.

Given under my hand and seal at Merrimack, NH this 22nd day of September, 2003.

Notary Public	/s/ Delores P Collins
My Commission Expires:	January 20, 2004

STATE OF New Hampshire

COUNTY OF Hillsborough

On this 23rd day of September, 2003, before me personally came Jack Ferguson, to me known, who, being by me duly sworn, did depose and say that he is the Treasurer of Merrimack Services Corporation, the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the board of directors of said corporation.

Given under my hand and seal at Merrimack, NH this 23rd day of September, 2003.

Notary Public	/s/ Eileen A Gagnon
My Commission Expires:	August 18, 2004

STATE OF New Hampshire

COUNTY OF Hillsborough

On this 23rd day of September, 2003, before me personally came Peter Cannone, to me known, who, being by me duly sworn, did depose and say that he is the Vice President of PC Connection Sales Corporation, the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the board of directors of said corporation.

Given under my hand and seal at Merrimack, NH this 23rd day of September, 2003.

Notary Public	/s/ Eileen A Gagnon
My Commission Expires:	August 18, 2004

STATE OF New Hampshire

COUNTY OF Hillsborough

On this 23rd day of September, 2003, before me personally came Robert Wilkins, to me known, who, being by me duly sworn, did depose and say that he is the President of PC Connection Sales of Massachusetts, Inc., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the board of directors of said corporation.

Given under my hand and seal at Merrimack, NH this 23rd day of September, 2003.

Notary Public	/s/ Eileen A Gagnon
My Commission Expires:	August 18, 2004

STATE OF Florida

COUNTY Palm Beach

On this 26th day of September, 2003, before me personally came Scott Modist, to me known, who, being by me duly sworn, did depose and say that he is the CFO of MoreDirect, Inc., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the board of directors of said corporation.

Given under my hand and seal at Boca Raton, FL this 26th day of September, 2003.

Notary Public	/s/ Sylvia Johe
My Commission Expires:	February 11, 2007